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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                              November 18, 2005

                        CARRINGTON LABORATORIES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



               Texas                     0-11997             75-1435663
   ----------------------------        ----------         ----------------
   (State or other jurisdiction        Commission         (I.R.S. Employer
 of incorporation or organization)     File Number       Identification No.)



          2001 Walnut Hill Lane
              Irving, Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code:  (972) 518-1300


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.01   Entry into a Material Definitive Agreement.

 Note and Warrant Purchase Agreement

      On November 18, 2005, Carrington Laboratories, Inc., (the "Company"), entered into a Note and Warrant Purchase Agreement (the "Purchase Agreement") with John L. Strauss, The Fitzgerald Trust dated March 8, 1994, Joe Menefee, Billcor Investment, Ltd., Diane Wilson, Joan Jones, Don Nelson, Bobby Cheney, Sam N. Wilson, Sam N. Wilson Jr., Jim Beightol and Dolores Beightol, Pat Healy, Ray Nixon, The Baron and Darlene Cass Family Foundation, Prime Petroleum Profit Sharing Trust and Sands Money Purchase Pension Plan (collectively, the "Investors"). Under the Purchase Agreement, the Investors loaned a total of $5.0 million to the Company in exchange for
 (i) promissory notes in favor of the Investors (the "Notes") with a total principal balance of $5.0 million, (ii) Series A Common Stock Purchase Warrants to purchase a total of 2,500,000 shares of the Company's common stock, par value $.01 per share ("Common Stock"), with an exercise price per share equal to $5.00 and which expire (subject to certain acceleration events relating to the Company's closing stock price) on November 18, 2009 ("Series A Warrants") (iii) Series B Common Stock Purchase Warrants to purchase a total of 2,500,000 shares of the Company's Common Stock, with an exercise price of $10.00 per share and which expire on November 18, 2009 ("Series B Warrants").

      The Notes bear interest at the rate of 6.0% per annum, payable quarterly in arrears, and all outstanding principal is due and payable in full, subject to the mandatory prepayments discussed below, on November 18, 2009. Each Note is required mandatory prepayment of all principal and interest in the event that the holder of such Note exercises such holder's Series A Warrant in full. The Notes are subordinate to the Company's
 indebtedness  to  Comerica   Bank  and  certain   other  of  the   Company's
 indebtedness.

      Under the terms of the Purchase Agreement, the Company agreed to give certain registration rights to the Investors. Specifically, the Company has agreed to file a shelf registration statement covering the resale of shares of the Company's Common Stock, if any, issuable upon the exercise of the Series A Warrants and the Series B Warrants on or before February 16, 2006 and to use its commercially reasonable efforts to cause the shelf registration statement to be declared effective by the Securities and Exchange Commission.

      Prior to the transaction, there were no material relationships between the Company and its affiliates, on the one hand, and the Investors and their affiliates, on the other hand, except that John L. Strauss beneficially owned more than 5% of the Company's Common Stock.

      The forms of definitive agreements relating to the transaction are furnished as exhibits to this Report. The preceding descriptions of the definitive agreements are summary in nature and do not purport to be complete. This summary should be read in connection with the exhibits hereto.

 Placement Agent Agreement

      In connection with the offering of notes and warrants described above, on October 7, 2005, the Company entered into a Placement Agent Agreement (the "Placement Agreement") with Stonewall Securities, Inc ("Stonewall"), whereby Stonewall agreed to provide certain placement agent services in connection with said offering. The Placement Agreement was amended effective October 7, 2005 (the "Amendment"). Under the terms of the amended agreement, the Company agreed to pay Stonewall (or its designee) a cash commission equal to 6% of the gross proceeds of the offering and further agreed to issue to Stonewall (or its designee) a Series A Warrant to purchase 200,000 shares of the Company's Common Stock.


 Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the Notes.


 Item 3.02   Unregistered Sales of Equity Securities.

      The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the Notes and the terms and issuance of the Series A Warrants and the Series B Warrants (collectively, the "Warrants"). The sale of the Notes and issuance of the Warrants were made pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, based upon the fact that the securities were sold to Investors who made representations to us that (i) the securities were being acquired by the Investors for investment only and not with view to or for sale in connection with any distribution of the securities, (ii) the Investors had such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of their investment, and (iii) the Investors are "accredited investors" within the meaning of the Securities Act.


 Item 3.03   Material Modification to Rights of Security Holders.

      The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.03 with respect to the registration rights relating to the resale of shares of the Company's Common Stock, if any, issuable upon the exercise of the Warrants.


 Item 7.01   Regulation FD Disclosure.

      On November 21, 2005, the Company issued a press release announcing the entry into the Purchase Agreement and the related issue of Warrants and Notes. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

      The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of
 Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.


 Item 9.01.  Financial Statements and Exhibits.

 (c)  Exhibits.

 Exhibit
 Number     Description
 ------     -------------------------------------------------------------
   4.1      Form of 6% Subordinated Promissory Note due 2009
   4.2      Form of Series A Common Stock Purchase Warrant
   4.3      Form of Series B Common Stock Purchase Warrant
  10.1      Note and Warrant Purchase Agreement dated November 18, 2005 among the Registrant and the Investors listed in Item 1.01
  10.2      Placement Agent Agreement dated October 7, 2005, between the
            Registrant and Stonewall Securities, Inc.
  10.3      Amendment to Placement Agent Agreement effective October 7,
            2005, between the Registrant and Stonewall Securities, Inc.
  99.1      Press Release dated November 21, 2005


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.


 Date: November 21, 2005       By:  /s/  Robert W. Schnitzius
                               -----------------------------------------
                                    Robert W. Schnitzius
                                    Chief Financial Officer

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                                EXHIBIT INDEX

    Exhibit
    Number      Description
    ------      ------------------------------------------------------------
      4.1       Form of 6% Subordinated Promissory Note due 2009
      4.2       Form of Series A Common Stock Purchase Warrant
      4.3       Form of Series B Common Stock Purchase Warrant
     10.1       Note and Warrant Purchase Agreement dated November 18, 2005 among the Registrant and the Investors listed in Item 1.01
     10.2       Placement Agent Agreement dated October 7, 2005, between the
                Registrant and Stonewall Securities, Inc.
     10.3       Amendment to Placement Agent Agreement effective October 7,
                2005, between the Registrant and Stonewall Securities, Inc.
     99.1       Press Release dated November 21, 2005